Exhibit 10.1

SIXTH AMENDMENT

TO THE LICENSE AGREEMENT OF SEPTEMBER 20, 2013

This sixth Amendment to the License Agreement of September 20, 2013 (hereinafter referred to as the “Amendment”) is made and executed as of this 29th day of June, 2026 (“Effective Date of Amendment”) by and between

Orion Corporation, Business Identity Code 1999212-6, a company registered under the laws of Finland and having its principal office at Orionintie 1, 02200 Espoo, Finland (hereinafter referred to as “Orion”); and

Tenax Therapeutics, Inc., EIN number 26-2593535, a company registered under the laws of the State of Delaware, and having its principal office at 101 Glen Lennox Drive, Suite 300, Chapel Hill, NC 27517, USA (hereinafter referred to as “Licensee”).

Orion and Licensee are collectively referred to herein as the “Parties” and each individually as a “Party”.

WHEREAS,

this Amendment pertains to that certain agreement entitled “License Agreement” between the Parties, dated September 20, 2013, as amended October 9, 2020 (such amendment, the “First Amendment”), January 25, 2022 (such amendment, the “Second Amendment”), February 19, 2024 (such amendment, the “Third Amendment”), October 2, 2024 (such amendment, the “Fourth Amendment”), and September 3, 2025 (such amendment, the “Fifth Amendment”), and subject to that certain letter executed by the Parties on August 6, 2024 (the “Side Letter”); the License Agreement, as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, and Fifth Amendment, and subject to the Side Letter (hereinafter, the “License Agreement”); and

WHEREAS,

the Parties now wish, for mutual convenience, to amend the License Agreement regarding the Term of the License Agreement, and to add Orion’s General Information and Cybersecurity Requirements to the scope of the License Agreement.

NOW, THEREFORE, the Parties, in consideration of the premises and of the mutual agreement, covenants and conditions hereinafter set forth, hereby agree and convene as follows:

1	TERMS USED IN THIS AMENDMENT

1.1	Unless otherwise explicitly agreed herein, all capitalized terms used herein shall have the same meaning as given to them under the License Agreement.

2	AMENDMENTS TO THE AGREEMENT

2.1	Section 16.1 (Term) of the License Agreement shall be replaced with the following:

“16.1 Term. This Agreement shall become binding upon the Effective Date and shall continue thereafter in full force and effect, unless terminated sooner pursuant to this Section 16, for ten (10) years after the launch of the Product in the Territory; provided, however, that, to the extent any of the Orion Patent Rights continue in existence in any country in the Territory at the end of such ten (10) year

1(3)

period, this Agreement shall continue in full force and effect on a country-by-country basis until the expiration of such Orion Patent Rights (the “Term”). For purposes of this Agreement, the Product shall be considered launched upon the occurrence of the first commercial sale of the Product by Licensee to a Third Party in an arm’s length transaction following the grant of the Regulatory Approval for the Product in the United States of America by the FDA or in Canada by the relevant Regulatory Authority. However, notwithstanding the foregoing, in the event no Regulatory Approval for the Product has been granted in the United States of America on or before December 31, 2035, either Party shall have the right to terminate this Agreement with immediate effect by notifying the other Party thereof in writing.”

2.2

Licensee hereby agrees to comply with Orion’s General Information and Cybersecurity Requirements (attached hereto as Appendix A, and hereby made part of the License Agreement) in connection with the License Agreement and any other agreements with Orion that are governed by or otherwise subject to the License Agreement.

3	EFFECTIVE DATE

3.1	The amendments to the License Agreement agreed upon herein shall become effective as of the Effective Date of Amendment.

4	OTHER PROVISIONS

4.1	For the avoidance of doubt it is stated that except for what has been stipulated herein above, all other terms and conditions of the License Agreement will remain unchanged.

4.2	The terms and conditions of the License Agreement with regard to the choice of law and dispute resolution will apply to this Amendment.

****Balance of page left blank. Signature page follows.****

2(3)

IN WITNESS WHEREOF, the Parties, through their authorized representatives, have executed two (2) identical counterparts of this Amendment.

Orion Corporation

By: /s/ p.p. Satu Ahomäki	By: /s/ p.p. Patrik Kass
Name: p.p. Satu Ahomäki	Name: Patrik Kass
Title: Executive Vice President	Title: Vice President

Tenax Therapeutics, Inc.

By: /s/ Christopher T. Giordano
Name: Christopher T. Giordano
Title: President & CEO

3(3)

APPENDIX A

Orion’s General Information and Cybersecurity Principles

1(1)